UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2022

Cartesian Growth Corporation II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41378	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Fifth Avenue, 15th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(212) 461-6363

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one Warrant	RENEU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	RENE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	RENEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On May 10, 2022, Cartesian Growth Corporation II, a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “Offering”) of 23,000,000 units (the “Units”), including the issuance of 3,000,000 Units as a result of the underwriters’ full exercise of their overallotment option. Each Unit consists of one Class A ordinary share of the Company, $0.0001 par value per share (the “Class A Ordinary Shares”) and one-third of one warrant of the Company (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statement on Form S-1 (File No. 333-261866). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $230,000,000.

As previously reported on a Current Report on Form 8-K of the Company, on May 10, 2022, simultaneously with the consummation of the Offering, the Company completed a private placement of an aggregate of 8,900,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $8,900,000 (the “Private Placement”).

As previously reported on a Current Report on Form 8-K of the Company, on May 10, 2022, simultaneously with the consummation of the Offering, CGC II Sponsor LLC (the “Sponsor”) loaned the Company $4,600,000 at no interest (the “Sponsor Loan”). The Sponsor Loan will be repaid or converted into sponsor loan warrants (the “Sponsor Loan Warrants”) at a conversion price of $1.00 per Sponsor Loan Warrant, at the Sponsor’s discretion. The Sponsor Loan Warrants would be identical to the Private Placement Warrants. If the Company does not complete an initial business combination, the Company will not repay the Sponsor Loan from amounts held in the Trust Account established for the benefit of the Company’s public shareholders (the “Trust Account”), and the proceeds held in the Trust Account will be distributed to the holders of the Class A Ordinary Shares.

A total of $236,900,000 ($10.30 per Unit) of the net proceeds from the Offering, the Private Placement and the Sponsor Loan, was placed in the Trust Account. An audited balance sheet as of May 10, 2022 reflecting receipt of the proceeds upon consummation of the Offering, the Private Placement and the Sponsor Loan is filed as Exhibit 99.1 to this Current Report of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Audited Balance Sheet as of May 10, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTESIAN GROWTH CORPORATION II

By:	/s/ Beth Michelson
Name: Beth Michelson
Title: Chief Financial Officer

Date: May 16, 2022